UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2016

New York REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Settlement Agreement with WW Investors

On October 23, 2016, New York REIT, Inc. (the “Company”) entered into an agreement (the “Settlement Agreement”) with WW Investors LLC, Michael L. Ashner and Steven C. Witkoff (collectively, the “WW Investors”) to settle a potential proxy contest pertaining to the election of directors to the Company’s board of directors (the “Board”) at the Company’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”). Pursuant to the Settlement Agreement, among other things:

•	The Board has expanded the size of the Board from six to nine directors and elected James Hoffman, Gregory Hughes and Craig T. Bouchard as members of the Board, each to serve until the 2016 Annual Meeting and until his successor is duly elected and qualifies. In addition, until the expiration of the Standstill Period (as defined below), the size of the Board may not exceed nine directors, except in the event that the Board is expanded or subject to expansion in connection with the consummation of an equity financing that is approved by the Board.

•	The Board has appointed Mr. Hoffman to serve as a member of the audit committee of the Board (the “Audit Committee”) and Mr. Hughes to serve as a member of the compensation committee of the Board (the “Compensation Committee”). In addition, until the expiration of the Standstill Period, if either of Messrs. Hoffman and Hughes or both of them remains on the Board, the Company shall not establish an executive committee of the Board without the approval of whichever of Messrs. Hoffman and Hughes or both of them remains on the Board.

•	So long as WW Investors is not in breach of the Settlement Agreement, the Board will nominate Messrs. Hoffman and Hughes for election at the 2016 Annual Meeting, together with the Company’s other nominees, and WW Investors will have certain rights to designate replacement directors if either of Messrs. Hoffman and Hughes resigns from the Board or is rendered unable to serve on the Board by reason of death or disability prior to the end of the Standstill Period subject to such replacement directors being independent and recommended by the nominating and corporate governance committee of the Board (the “NCG Committee”) and then approved by the Board in their sole discretion, after exercising their duties in good faith.

•	The Company has agreed (i) to hold the 2016 Annual Meeting as soon as practicable, (ii) to use reasonable best efforts to hold the 2016 Annual Meeting simultaneously with the stockholders’ meeting to vote upon the proposed plan of liquidation to sell all or substantially all of the assets of the Company and New York Recovery Operating Partnership, L.P., the operating partnership of the Company (the “Operating Partnership”), and to liquidate and dissolve the Company and the Operating Partnership (the “Plan of Liquidation”), and (iii) that the definitive proxy statement for the 2016 Annual Meeting will include a proposal to consider the approval of the Plan of Liquidation.

•	The Company has agreed to opt out of Section 3-803 of the Maryland General Corporation Law (the “MGCL”), which is occasionally called the “Maryland Unsolicited Takeovers Act” and would permit the Company to classify the Board without a stockholder vote and notwithstanding any contrary charter or bylaw provision; provided that the Company may thereafter elect to be subject to Section 3-803 of the MGCL conditioned upon the approval thereof by stockholders of the Company by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.

•	WW Investors will not nominate or recommend any person for election, submit any proposal for consideration or participate in any “vote no,” “withhold” or similar campaign with respect to the 2016 Annual Meeting or the Plan of Liquidation.

•	WW Investors will vote at the 2016 Annual Meeting (and at any other meeting prior to the expiration of the Standstill Period) all shares of the Company’s common stock beneficially owned in favor of the Company’s director nominees and otherwise in accordance with the Board’s recommendation.

•	Until the Company makes a public announcement that it has selected an external advisor or manager pursuant to the Company’s publicly announced request for proposals (the “RFP”), WW Investors may not sell any shares of the Company’s common stock, and, following that selection, if WW Investors or one of its affiliates is selected by the Company to serve as the Company’s external advisor or manager pursuant to the RFP, for so long as WW Investors or one of its affiliates serves as the Company’s external advisor or manager, WW Investors may sell shares of the Company’s common stock so long as it continues to own at least 1,000,000 shares of the Company’s common stock in the aggregate.

•	The Company will reimburse WW Investors for its reasonable, documented out-of-pocket fees and expenses (including legal expenses) of up to $700,000 in the aggregate incurred in connection with WW Investors’ involvement at the Company, including, but not limited to, the nomination of directors and the negotiation and execution of the Settlement Agreement, but excluding any fees and expenses that relate to the RFP, the advisory agreement with the Company (either prior to or after the date of the RFP) or any proposal by WW Investors or any of its affiliates to serve as the Company’s external advisor or manager.

•	WW Investors has agreed to customary standstill restrictions during the “Standstill Period,” which is the period beginning on the date of the Settlement Agreement and ending on the later of (x) December 31, 2017 and (y) the date that neither Mr. Hoffman nor Mr. Hughes continues to serve on the Board. The Standstill Period will also terminate on the date that the Company files its proxy statement in respect of an annual meeting if either Mr. Hoffman or Mr. Hughes is not nominated as a director unless such failure to be so nominated was attributable to his involvement in certain legal proceedings that would require disclosure in the Company’s Annual Report on Form 10-K. The standstill restrictions relate to, among other things:

o	engaging in proxy or consent solicitations;

o	forming or participating in any “group” (within the meaning of Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended) with respect to the Company’s common stock;

o	subjecting shares of the Company’s common stock to any voting trust or arrangement;

o	taking any actions with respect to the election or removal of directors;

o	making any proposal for consideration by stockholders at any meeting or any proposal for a merger, acquisition or similar transaction (or solicitation of another party to make such a proposal), or seeking to call a special meeting;

o	seeking further representation on the Board;

o	seeking to advise, supporting, influencing or knowingly encouraging any person with respect to voting of securities of the Company;

o	acquiring in excess of 4.9% of the Company’s outstanding voting stock;

o	instituting any litigation against the Company or its directors or officers;

o	entering into any economic arrangement with a director or nominee, other than Messrs. Hughes and Hoffman; and

o	selling, or agreeing to sell, any of the Company’s common stock, other than in ordinary open market sale transactions and in accordance with applicable securities laws and the terms of the Settlement Agreement.

•	During the Standstill Period, each of the parties to the Settlement Agreement will be subject to a customary mutual non-disparagement obligation.

As of the date of the Settlement Agreement, WW Investors beneficially owned an aggregate of 1,213,140 shares of the Company’s common stock, representing less than 1% of the shares of the Company’s common stock then outstanding. Other than with respect to these holdings, the Settlement Agreement and participation of an affiliate of WW Investors in the RFP process, there is no material relationship between WW Investors or any of its affiliates, on the one hand, and the Company, on the other hand.

The foregoing description of the Settlement Agreement is a summary of the material terms of the Settlement Agreement and is qualified in its entirety by the full text of the Settlement Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of James Hoffman, Gregory Hughes and Craig T. Bouchard as Directors

On October 23, 2016, in accordance with the terms of the Settlement Agreement, the number of directors constituting the entire board was increased to nine directors and each of Messrs. Hoffman, Hughes and Bouchard were elected to the Board to serve until the 2016 Annual Meeting and until his successor is duly elected and qualifies. In accordance with the terms of the Settlement Agreement, Mr. Hoffman was appointed as a member of the Audit Committee and Mr. Hughes was appointed as a member of the Compensation Committee. In addition, Mr. Bouchard was appointed as a member of the NCG Committee and as a member of the conflicts committee of the Board.

Other than the Settlement Agreement, there are no arrangements or understandings between Messrs. Hoffman, Hughes and Bouchard and any other persons pursuant to which they were selected as directors, except that each of Messrs. Hoffman and Hughes received $10,000 in cash from WW Investors in consideration of his agreement to serve as a nominee of WW Investors for election to the Board at the 2016 Annual Meeting and WW Investors agreed to indemnify each of Messrs. Hoffman and Hughes against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the 2016 Annual Meeting and any related transactions. In addition, none of Messrs. Hoffman, Hughes and Bouchard has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Hoffman beneficially owns 75,000 shares of the Company’s common stock, Mr. Hughes beneficially owns 20,000 shares of the Company’s common stock and Mr. Bouchard does not beneficially own any shares of the Company’s common stock. Each of Messrs. Hoffman, Hughes and Bouchard will participate in the current compensation arrangements applicable to independent directors of the Company as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2016.

In connection with their election as directors, the Company expects to enter into customary indemnification agreements with each of Messrs. Hoffman, Hughes and Bouchard substantially identical to the Company’s indemnification agreements with each of its other directors and executive officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2016, pursuant to the Settlement Agreement, the Board adopted a resolution to opt out of Section 3-803 of the MGCL; provided that the Company may thereafter elect to be subject to Section 3-803 of the MGCL conditioned upon the approval thereof by stockholders of the Company by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors. On October 24, 2016, the Company will file articles supplementary with respect to the foregoing (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary will become effective upon acceptance for record and will, upon effectiveness, prohibit the Company, without the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors, from classifying the Board.

The foregoing description of the Articles Supplementary is a summary of the material terms of the Articles Supplementary and is qualified in its entirety by the full text of the Articles Supplementary, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

On October 24, 2016, the Company issued a press release pursuant to the terms of the Settlement Agreement announcing the execution thereof, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that might cause such differences include, but are not limited to: the impact of current and future regulation; the impact of credit rating changes; the effects of competition; the ability to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; the Company’s ability to complete asset sales, refinance its credit facility on favorable terms, if at all, and realize the results of the Plan of Liquidation; the timing of and the amount of proceeds of asset sales; and other factors, many of which are beyond Company’s control, including other factors included in the Company’s reports filed with the SEC, particularly in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s latest Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 26, 2016, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed with the SEC on August 9, 2016, and the Preliminary Proxy Statement on Schedule 14A with respect to the Plan of Liquidation filed with the SEC on September 27, 2016 (the “Preliminary Liquidation Proxy”), as such Risk Factors may be updated from time to time in subsequent reports. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information about the Plan of Liquidation and the Election of Directors and Where to Find It

The Plan of Liquidation and the election of directors at the 2016 Annual Meeting will be submitted to the stockholders of the Company for their approval. The Company has filed the Preliminary Liquidation Proxy and expects to file with the SEC other relevant materials, including definitive proxy statements which will be mailed or otherwise disseminated to the Company’s stockholders when available. THE COMPANY’S STOCKHOLDERS ARE ENCOURAGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors may obtain free copies of the Preliminary Liquidation Proxy, any other proxy statement and other relevant documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.nyrt.com.

Participants in Solicitation Relating to the Plan of Liquidation and the Election of Directors

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Plan of Liquidation and the election of directors at the 2016 Annual Meeting. Information regarding the Company’s directors and executive officers can be found in the Company’s latest Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 26, 2016 and elsewhere in this Current Report on Form 8-K. Additional information regarding the interests of such potential participants has been included in the Preliminary Liquidation Proxy and will be included in any other proxy statements or other relevant documents filed with the SEC in connection with the Plan of Liquidation or the election of directors at the 2016 Annual Meeting when they become available. These documents are available free of charge on the SEC’s website and from the Company’s using the sources indicated above.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles Supplementary to be filed with the State Department of Assessments and Taxation of Maryland on October 24, 2016
10.1	Settlement Agreement, dated as of October 23, 2016, by and among New York REIT, Inc., WW Investors LLC, Michael L. Ashner and Steven C. Witkoff
99.1	Press Release dated October 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2016	NEW YORK REIT, INC.

	By:	/s/Michael A. Happel
Michael A. Happel
Chief Executive Officer and President